Exhibit 99.2


                              Attachment to Form 4


                             JOINT FILER INFORMATION


Name and Address:                      Stanley F. Druckenmiller
                                       40 West 57th St., 25th Floor
                                       New York, New York  10019


Date of Event Requiring Statement:     06/20/08
Issuer and Ticker Symbol:              Energy XXI (Bermuda) Limited (EXXI)
Relationship to Issuer:                10% Owner (1)
Designated Filer:                      Duquesne Capital Management, L.L.C.


TABLE I INFORMATION

Title of Security:                     Common Stock, par value $0.001 per share
Transaction Date                       06/20/08
Transaction Code                       P (2)
Amount of Securities                   7,460,000
Securities Acquired (A) or
     Disposed of (D)                   A
Price                                  (2)
Amount of Securities Beneficially
     Owned Following Reported
     Transactions                      13,804,850
Ownership Form:                        I
Nature of Indirect Beneficial
     Ownership:                        (1)


TABLE II INFORMATION

Title of Derivative Security:          Warrants to Purchase Common Stock
Conversion or Exercise Price of
     Derivative Security               $5.00
Transaction Date:                      06/20/08
Transaction Code:                      S (2)
Number of Derivative Securities
     Disposed of:                      7,460,000
Date Exercisable                       (2)
Expiration Date:                       10/20/09
Title of Underlying Securities:        Common Stock
Amount of Underlying Securities:       7,460,000
Price of Derivative Security:          (2)
Number of Derivative Securities
     Beneficially Owned Following
     Reported Transactions             0
Ownership Form:                        I
Nature of Indirect Beneficial
     Ownership:                        (1)


Signature of Reporting Person          STANLEY F. DRUCKENMILLER


                                       By: /s/ Joseph W. Haleski
                                           -------------------------------------
                                           Name:   Joseph W. Haleski
                                           Title:  Attorney-in-Fact


Date:                                  June 24, 2008